Exhibit 10.2.4.6

THIRD AMENDMENT TO AGREEMENT REGARDING LEASES

THIS THIRD AMENDMENT TO AGREEMENT REGARDING LEASES (this “Amendment”) is made and entered into this 6th day of November, 2009, by and between PSLT-BLC PROPERTIES HOLDINGS, LLC, a Delaware limited liability company (“PSLT-BLC Holdings”), and BROOKDALE PROVIDENT PROPERTIES, LLC, a Delaware limited liability company (“BLC Holdings”), and is joined herein for certain limited purposes by BROOKDALE PROVIDENT MANAGEMENT, LLC, a Delaware limited liability company (“Manager” or “Brookdale Management”), VENTAS PROVIDENT, LLC, a Delaware limited liability company (“Ventas Provident”), successor-in-interest to Provident Senior Living Trust, a Maryland real estate investment trust, BROOKDALE LIVING COMMUNITIES, INC., a Delaware corporation (“Second Tier Guarantor”), BROOKDALE SENIOR LIVING INC., a Delaware corporation (“Parent Guarantor”), the Provident Lessors (as defined in the Agreement (as hereinafter defined)), and the Brookdale Lessees (as defined in the Agreement).

R E C I T A L S:

WHEREAS, PSLT-BLC Holdings, BLC Holdings and, for certain limited purposes, Manager, the Provident Lessors, the Brookdale Lessees and Ventas Provident (through Ventas Provident’s predecessor-in-interest), are parties to that certain Agreement Regarding Leases dated as of October 19, 2004, which has been modified by that certain letter agreement, dated as of October 19, 2004, that certain letter agreement, dated as of March 28, 2005, that certain letter agreement, dated as of April 16, 2008 (the “April 16 Letter Agreement”), that certain First Amendment to Agreement Regarding Leases, dated as of February 11, 2009 (the “First Amendment”), and that certain Second Amendment to Agreement Regarding Leases, dated as of March 2, 2009 (such agreement, as so amended, the “Agreement”); and

WHEREAS, capitalized terms used and not otherwise defined herein shall have the meanings respectively given to such terms in the Agreement; and

WHEREAS, the parties wish to amend the Agreement as set forth in this Amendment.

NOW, THEREFORE, in consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Recitals. The recitals set forth above are hereby incorporated into the body of this Amendment as if fully restated herein.

2. Coverage Based Security Deposit.

2.1. Paragraph 28(a)(ii) of the Agreement is hereby amended and restated in its entirety to read as follows:

“(ii)

(A) commencing with the first (1st) calendar quarter of the fifth (5th) Lease Year and continuing thereafter, if the Facilities fail to maintain, for each previous twelve (12) month period ending at the end of each calendar quarter (each such twelve (12) month period ending as aforesaid, a “Test Period”), a Lease Coverage Ratio, assuming, solely for purposes of the Lease Coverage Ratio calculations in this subparagraph (ii), the payment of a management fee equal to three percent (3%) of gross revenues during the applicable Test Period and the expenditure by the Brookdale Lessees of the applicable Minimum Capital Additions Amount for such Test Period, of not less than the following, calculated on an aggregate basis for all Facilities:

1.05 to 1.0	- For any Test Period ending during the fifth (5th), sixth (6th) or seventh (7th) Lease Year;

1.10 to 1.0	- For any Test Period ending during the eight (8th), ninth (9th), tenth (10th), eleventh (11th) or twelfth (12th) Lease Year; and

1.15 to 1.0	- For any Test Period ending during the thirteenth (13th), fourteenth (14th) or fifteenth (15th) Lease Year or during any Lease Year of any Renewal Term.

If the Facilities fail to maintain the required Lease Coverage Ratio for a Test Period ending during the Initial Term, BLC Holdings or Manager may, at its option, cure the resulting Management Termination Event (although BLC Holdings and Manager shall not be obligated to so cure and, in addition, no such cure right shall be available in the case of any such failure for any Test Period ending during any Renewal Term) provided and on the condition that all of the following conditions and requirements are met:

(1) In the case of any failure to maintain the required Lease Coverage Ratio for any Test Period ending during any of the eleventh (11th), twelfth (12th), thirteenth (13th), fourteenth (14th) and fifteenth (15th) Lease Years, in addition to the failure for such Test Period, the Facilities shall have not failed to maintain the required Lease Coverage Ratio with respect to two (2) or more other Test Periods ending during such five (5) Lease Years (provided, however, that BLC Holdings’ and Manager’s rights to so cure are unlimited in number in the fifth (5th), sixth (6th), seventh (7th), eighth (8th), ninth (9th) and tenth (10th) Lease Years); and

(2) Within five (5) Business Days after receipt of a written notice from PSLT-BLC Holdings stating that the Facilities have failed to maintain the required Lease Coverage Ratio for a Test Period, BLC Holdings or Manager, in its discretion, shall either deliver a letter of credit or make a cash deposit (via wire transfer) with PSLT-BLC Holdings as additional security (each such delivery or deposit of additional security, herein, a “Coverage Based Security Deposit”; any such Coverage Based Security Deposit that is in the form of a letter of credit, herein, a “Coverage Based Letter of Credit”) in the amount by which the NOI would have needed to be increased in order to have satisfied the required Lease Coverage Ratio for such Test Period (such increase in the amount of NOI, herein, the “Shortfall Amount”). Solely for the purpose of calculating any Shortfall Amount in this subparagraph (ii)(A)(2), the amount of any Coverage Based Security Deposit(s) previously made by BLC Holdings or Manager in accordance with the terms of this subparagraph (ii)(A)(2) that have not been applied or returned by PSLT-BLC Holdings pursuant to the terms of this subsection (ii) as of the date of such calculation shall be deducted from the amount otherwise required to be deposited by BLC Holdings or Manager in order to increase NOI to satisfy the required Lease Coverage Ratio; and

(B) In the event PSLT-BLC Holdings holds a Coverage Based Security Deposit pursuant to this subparagraph (ii) and, with respect to any subsequent two consecutive Test Periods, the Facilities in the aggregate maintain a Lease Coverage Ratio of at least 1.15 to 1.0, PSLT-BLC Holdings shall, promptly after receipt of reasonably satisfactory evidence of the foregoing and provided no Event of Default exists and no event has occurred or condition has arisen that, with notice or the passage of time or both, may become an Event of Default, return the Coverage Based Security Deposit to BLC Holdings, which return shall not, subject to and without limitation of subparagraph (ii)(A)(1) above, preclude BLC Holdings or Manager from thereafter making a further Coverage Based Security Deposit if the required Lease Coverage Ratio is not satisfied as to a subsequent Test Period during the Initial Term; and

(C) PSLT-BLC Holdings shall be entitled to use (or draw upon, in the case of any Coverage Based Security Deposit that is in the form of a Coverage Based Letter of Credit) and apply any or all of the Coverage Based Security Deposit at the same times and in the same manner as PSLT-BLC Holdings is entitled to use (or draw upon, in the case of any Coverage Based Security Deposit that is in the form of a Coverage Based Letter of Credit) and apply any or all of the Security Deposit and/or any Letter of Credit and shall have the same rights and protections with respect thereto as it has with respect to the Security Deposit and/or any Letter of Credit (e.g., if any of the Coverage Based Security Deposit is applied (or, if applicable, drawn upon) by PSLT-BLC Holdings in connection with an Event of Default, BLC Holdings shall forthwith take such action as is necessary to restore the amount of the Coverage Based Security Deposit (or, if applicable, to restore the face amount of any Coverage Based Letter of Credit) held by PSLT-BLC Holdings to the amount (or face amount) thereof that was held by PSLT-BLC Holdings prior to such application, or a Management Termination Event under this Agreement shall be deemed to have occurred), except that, notwithstanding anything to the contrary contained in this Agreement, (w) except as provided in subparagraph (x) below, the occurrence of any event that, pursuant to Paragraph 33(c) of this Agreement, would require a reduction in or return of the Security Deposit or any Letter of Credit, as the case may be, shall not result in any obligation of PSLT-BLC Holdings to reduce or return any Coverage Based Security Deposit, (x) the Coverage Based Security Deposit shall not be returned by PSLT-BLC Holdings until the requirements of subparagraph (ii)(B) above are met (or, if this Agreement terminates prior to meeting of the requirements of subparagraph (ii)(B) above, until PSLT-BLC Holdings is required to return the Security Deposit or Letter of Credit, as the case may be, following the expiration of the Term or sooner termination of this Agreement (other than a termination which results from an Event of Default), (y) neither BLC Holdings nor any of the Brookdale Lessees shall be entitled to request or require that PSLT-BLC Holdings expend all or any part of the Coverage Based Security Deposit towards the expenditure of the Minimum Capital Additions Amount with respect to any Facility, and (z) PSLT-BLC Holdings may commingle the Coverage Based Security Deposit with other funds of it and its Affiliates. In addition, PSLT-BLC Holdings shall pay BLC Holdings interest on the cash portion of any Coverage Based Security Deposit deposited by BLC Holdings or Manager at the same times and in accordance with the same procedures as interest is paid under the April 16 Letter Agreement, but with interest at the Deposited Funds Rate referenced in the April 16 Letter Agreement, less twenty five (25) basis points (0.25%). Except as expressly provided otherwise herein (e.g., subparagraphs (w), (x), (y) and (z) of the preceding sentence), it is understood and agreed that any Coverage Based Letter of Credit shall comply with, and be subject to, the terms, conditions and requirements set forth in Paragraphs 33(a) and (b) of this Agreement.”

2.2. The parties acknowledge and agree that BLC Holdings has previously made a Coverage Based Security Deposit with PSLT-BLC Holdings in the amount of $1,453,238 (in the form of a Coverage Based Letter of Credit) and is, simultaneously herewith, depositing an additional Coverage Based Security Deposit with PSLT-BLC Holdings in the amount of $3,423,990, and both such Coverage Based Security Deposits (i) shall be deducted from the calculation of future Shortfall Amounts (if any) as and to the extent set forth in Paragraph 28(a)(ii)(A)(2) of the Agreement and (ii) constitute, in the aggregate, the entire Shortfall Amount for the first (1st) and second (2nd) Test Period in the Fifth (5th) Lease Year.

3. Total Revenues. For the purpose of calculating the Lease Coverage Ratio, Section 1.3 of the First Amendment is hereby amended and restated in its entirety to read as follows:

“1.3 For the purpose of calculating the Lease Coverage Ratio, the term “Total Revenues” shall not include (a) any revenue received from any Affiliate of the Brookdale Lessees except rent, if any, from such Affiliate paid pursuant to a sublease approved by Landlord Holdings for which Landlord Holdings also expressly approved inclusion of such revenue in connection with the approval of such sublease (which Landlord Holdings may approve or deny in its sole and absolute discretion), or (b) any revenue generated at a Facility from any services performed or provided by any Affiliate of the Brookdale Lessees. Notwithstanding the foregoing, for purposes of calculating the Lease Coverage Ratio, the term “Total Revenues” shall include (A) all revenue generated from health care services performed for or provided to residents of the Westbury Facility to the extent that such revenue is paid directly to the Westbury Lessee, and (B) community fees actually collected during the period in question to the extent that such fees are fully earned by Brookdale Lessees upon receipt and are non-refundable to the resident (or if refundable, to the extent the right to the refund expires).”

4. Westbury Provider Numbers. The parties hereto acknowledge and agree that in no event shall any Westbury Provider Numbers (as hereinafter defined) be used in connection with the provision of health care services to non-residents of the Westbury Facility. As used herein, the term “Westbury Provider Numbers” shall mean any provider numbers associated with a Third Party Payor Program that are issued to the Westbury Lessee.

5. Certain Exhibits. Exhibits A and B to the Second Amendment are hereby amended and restated in their entirety to read as set forth on, respectively, Exhibit A and Exhibit B to this Amendment.

6. Full Force and Effect. Except as otherwise expressly provided herein, the Agreement shall be and remain in full force and effect in accordance with its terms.

7. Counterparts. This Amendment may be executed in one or more multiple counterparts, all of which, when taken together shall constitute one and the same instrument.

8. Facsimile; Email. Executed versions of this Amendment may be delivered by the parties via facsimile or email, either or both of which shall constitute delivery of an original.

9. Severability. The provisions hereof shall be deemed independent and severable, and the invalidity or enforceability of any one provision shall not affect the validity or enforceability of any other provision hereof.

10. Conflicts. If any of the terms, covenants or conditions of this Amendment conflict with the terms, covenants or conditions of the Agreement, the terms, covenants and conditions of this Amendment shall control. From and after the date of this Amendment, references to the “Agreement” shall mean the Agreement as amended by this Amendment.

11. Attorneys Fees. Each party hereto shall be responsible for all fees and expenses of its attorneys incurred in connection with the negotiation, execution and delivery of this Amendment and the subject matter hereof, including the parties’ prior discussions and disagreement as to the manner of calculation of the Shortfall Amount and the Coverage Based Security Deposit.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed as of the date first above written.

PSLT-BLC HOLDINGS:

PSLT-BLC PROPERTIES HOLDINGS, LLC, a Delaware limited liability company and the successor to Brookdale Living Communities of Connecticut - WH, LLC, Brookdale Living Communities of Illinois – Hoffman Estates, LLC, Brookdale Living Communities of Illinois – HLAL, LLC, BLC of Indiana – OL, L.P. and Brookdale Living Communities of New Mexico – SF, LLC

By:	PSLT OP, L.P., a Delaware limited partnership, its sole member

	By:	PSLT GP, LLC, a Delaware limited liability company, its sole general partner

		By:	Ventas Provident, LLC, a Delaware limited liability company, its sole member

			By	/S/ Richard A. Schweinhart
			Name:	Richard A. Schweinhart
			Its:	President and Chief Financial Officer

BLC HOLDINGS:

BROOKDALE PROVIDENT PROPERTIES, LLC, a Delaware limited liability company

By:	/S/ Eric W. Hoaglund
Name:	Eric W. Hoaglund
Its:	Assistant Secretary

JOINDER BY MANAGER

Manager joins into this Amendment for the limited purposes of acknowledging the foregoing terms of this Amendment, including, without limitation, the revisions to Paragraph 28(a)(ii) of the Agreement.

MANAGER:

BROOKDALE PROVIDENT MANAGEMENT, LLC, a Delaware limited liability company

By:	/S/ Eric W. Hoaglund
Name:	Eric W. Hoaglund
Its:	Assistant Secretary

JOINDER BY VENTAS PROVIDENT

Ventas Provident joins into this Amendment for the limited purposes of acknowledging the foregoing terms of this Amendment.

VENTAS PROVIDENT:

VENTAS PROVIDENT, LLC, a Delaware limited liability company

By:	/S/ Richard A. Schweinhart
Name:	Richard A. Schweinhart
Its:	President and Chief Financial Officer

JOINDER BY SECOND TIER GUARANTOR

Second Tier Guarantor joins into this Amendment for the purposes of acknowledging and agreeing (a) to the foregoing terms of this Amendment, it being understood by Second Tier Guarantor that the “Guaranteed Obligations” (as such term is defined in the Second Tier Guaranty) include any and all obligations of BLC Holdings (the obligor whose Guaranteed Obligations Second Tier Guarantor guaranties pursuant to the terms of the Second Tier Guaranty) under, or in connection with, the Agreement, as modified by this Amendment, and (b) that the Guaranteed Obligations shall remain unmodified (except to the extent such Guaranteed Obligations are modified by the foregoing terms of this Amendment) and continue until such time as the Second Tier Guaranty terminates.

SECOND TIER GUARANTOR:

BROOKDALE LIVING COMMUNITIES, INC., a Delaware corporation

By:	/S/ Eric W. Hoaglund
Name:	Eric W. Hoaglund
Its:	Assistant Secretary

JOINDER BY PARENT GUARANTOR

Parent Guarantor joins into this Amendment for the purposes of acknowledging and agreeing (a) to the foregoing terms of this Amendment, it being understood by Parent Guarantor that the “Guaranteed Obligations” (as such term is defined in the Parent Guaranty) include any and all obligations of the Brookdale Lessees and the Second Tier Guarantor (the obligors whose Guaranteed Obligations Parent Guarantor guaranties pursuant to the terms of the Parent Guaranty) under, or in connection with, the Agreement, as modified by this Amendment, and (b) that the Guaranteed Obligations shall remain unmodified (except to the extent such Guaranteed Obligations are modified by the foregoing terms of this Amendment) and continue until such time as the Parent Guaranty terminates.

PARENT GUARANTOR:

BROOKDALE SENIOR LIVING INC., a Delaware corporation

By:	/S/ Eric W. Hoaglund
Name:	Eric W. Hoaglund
Its:	Assistant Secretary

JOINDER BY PROVIDENT LESSORS

Each of the Provident Lessors joins into this Amendment for the limited purpose of acknowledging the foregoing terms of this Amendment.

PROVIDENT LESSORS:

PSLT-BLC PROPERTIES HOLDINGS, LLC, a Delaware limited liability company and the successor to Brookdale Living Communities of Connecticut - WH, LLC, Brookdale Living Communities of Illinois – Hoffman Estates, LLC, Brookdale Living Communities of Illinois – HLAL, LLC, BLC of Indiana – OL, L.P. and Brookdale Living Communities of New Mexico – SF, LLC

By:	PSLT OP, L.P., a Delaware limited partnership, its sole member

By:	PSLT GP, LLC, a Delaware limited liability company, its sole general partner

By:	Ventas Provident, LLC, a Delaware limited liability company, its sole member

By:	/S/ Richard A. Schweinhart
Name:	Richard A. Schweinhart
Its:	President and Chief Financial Officer

BROOKDALE LIVING COMMUNITIES OF ARIZONA-EM, LLC, a Delaware limited liability company

By:	PSLT-BLC Properties Holdings, LLC, a Delaware limited liability company, its sole member

By:	PSLT OP, L.P., a Delaware limited partnership, its sole member

By:	PSLT GP, LLC, a Delaware limited liability company, its sole general partner

By:	Ventas Provident, LLC, a Delaware limited liability company, its sole member

By:	/S/ Richard A. Schweinhart
Name:	Richard A. Schweinhart
Its:	President and Chief Financial Officer

BROOKDALE LIVING COMMUNITIES OF CALIFORNIA-RC, LLC, a Delaware limited liability company

By:	PSLT-BLC Properties Holdings, LLC, a Delaware limited liability company, its sole member

By:	PSLT OP, L.P., a Delaware limited partnership, its sole member

By:	PSLT GP, LLC, a Delaware limited liability company, its sole general partner

By:	Ventas Provident, LLC, a Delaware limited liability company, its sole member

By:	/S/ Richard A. Schweinhart
Name:	Richard A. Schweinhart
Its:	President and Chief Financial Officer

BROOKDALE LIVING COMMUNITIES OF CALIFORNIA, LLC, a Delaware limited liability company

By:	PSLT-BLC Properties Holdings, LLC, a Delaware limited liability company, its sole member

By:	PSLT OP, L.P., a Delaware limited partnership, its sole member

By:	PSLT GP, LLC, a Delaware limited liability company, its sole general partner

By:	Ventas Provident, LLC, a Delaware limited liability company, its sole member

By:	/S/ Richard A. Schweinhart
Name:	Richard A. Schweinhart
Its:	President and Chief Financial Officer

BLC OF CALIFORNIA-SAN MARCOS, L.P., a Delaware limited liability company

By:	Brookdale Living Communities of California-San Marcos, LLC, a Delaware limited liability company, its general partner

By:	PSLT-BLC Properties Holdings, LLC, a Delaware limited liability company, its sole member

By:	PSLT OP, L.P., a Delaware limited partnership, its sole member

By:	PSLT GP, LLC, a Delaware limited liability company, its sole general partner

By:	Ventas Provident, LLC, a Delaware limited liability company, its sole member

By:	/S/ Richard A. Schweinhart
Name:	Richard A. Schweinhart
Its:	President and Chief Financial Officer

BROOKDALE LIVING COMMUNITIES OF CONNECTICUT, LLC, a Delaware limited liability company

By:	/S/ Richard A. Schweinhart
Name:	Richard A. Schweinhart
Its:	Manager

BROOKDALE LIVING COMMUNITIES OF FLORIDA-CL, LLC, a Delaware limited liability company

By:	PSLT-BLC Properties Holdings, LLC, a Delaware limited liability company, its sole member

By:	PSLT OP, L.P., a Delaware limited partnership, its sole member

By:	PSLT GP, LLC, a Delaware limited liability company, its sole general partner

By:	Ventas Provident, LLC, a Delaware limited liability company, its sole member

By:	/S/ Richard A. Schweinhart
Name:	Richard A. Schweinhart
Its:	President and Chief Financial Officer

BROOKDALE LIVING COMMUNITIES OF ILLINOIS-2960, LLC, a Delaware limited liability company

By:	PSLT-BLC Properties Holdings, LLC, a Delaware limited liability company, its sole member

By:	PSLT OP, L.P., a Delaware limited partnership, its sole member

By:	PSLT GP, LLC, a Delaware limited liability company, its sole general partner

By:	Ventas Provident, LLC, a Delaware limited liability company, its sole member

By:	/S/ Richard A. Schweinhart
Name:	Richard A. Schweinhart
Its:	President and Chief Financial Officer

BROOKDALE LIVING COMMUNITIES OF ILLINOIS-HV, LLC, a Delaware limited liability company

By:	/S/ Richard A. Schweinhart
Name:	Richard A. Schweinhart
Its:	Manager

RIVER OAKS PARTNERS, an Illinois general partnership

By:	Brookdale Holdings, LLC, a Delaware limited liability company, its general partner

By:	PSLT-BLC Properties Holdings, LLC, a Delaware limited liability company, its sole member

By:	PSLT OP, L.P., a Delaware limited partnership, its sole member

By:	PSLT GP, LLC, a Delaware limited liability company, its sole general partner

By:	Ventas Provident, LLC, a Delaware limited liability company, its sole member

By:	/S/ Richard A. Schweinhart
Name:	Richard A. Schweinhart
Its:	President and Chief Financial Officer

THE PONDS OF PEMBROKE LIMITED PARTNERSHIP, an Illinois general partnership

By:	Brookdale Holdings, LLC, a Delaware limited liability company, its general partner

By:	PSLT-BLC Properties Holdings, LLC, a Delaware limited liability company, its sole member

By:	PSLT OP, L.P., a Delaware limited partnership, its sole member

By:	PSLT GP, LLC, a Delaware limited liability company, its sole general partner

By:	Ventas Provident, LLC, a Delaware limited liability company, its sole member

By:	/S/ Richard A. Schweinhart
Name:	Richard A. Schweinhart
Its:	President and Chief Financial Officer

BROOKDALE LIVING COMMUNITIES OF ILLINOIS-II, LLC, a Delaware limited liability company

By:	PSLT-BLC Properties Holdings, LLC, a Delaware limited liability company, its sole member

By:	PSLT OP, L.P., a Delaware limited partnership, its sole member

By:	PSLT GP, LLC, a Delaware limited liability company, its sole general partner

By:	Ventas Provident, LLC, a Delaware limited liability company, its sole member

By:	/S/ Richard A. Schweinhart
Name:	Richard A. Schweinhart
Its:	President and Chief Financial Officer

BROOKDALE LIVING COMMUNITIES OF MASSACHUSETTS-RB, LLC, a Delaware limited liability company

By:	PSLT-BLC Properties Holdings, LLC, a Delaware limited liability company, its sole member

By:	PSLT OP, L.P., a Delaware limited partnership, its sole member

By:	PSLT GP, LLC, a Delaware limited liability company, its sole general partner

By:	Ventas Provident, LLC, a Delaware limited liability company, its sole member

By:	/S/ Richard A. Schweinhart
Name:	Richard A. Schweinhart
Its:	President and Chief Financial Officer

BROOKDALE LIVING COMMUNITIES OF MINNESOTA, LLC, a Delaware limited liability company

By:	PSLT-BLC Properties Holdings, LLC, a Delaware limited liability company, its sole member

By:	PSLT OP, L.P., a Delaware limited partnership, its sole member

By:	PSLT GP, LLC, a Delaware limited liability company, its sole general partner

By:	Ventas Provident, LLC, a Delaware limited liability company, its sole member

By:	/S/ Richard A. Schweinhart
Name:	Richard A. Schweinhart
Its:	President and Chief Financial Officer

BROOKDALE LIVING COMMUNITIES OF NEW JERSEY, LLC, a Delaware limited liability company

By:	PSLT-BLC Properties Holdings, LLC, a Delaware limited liability company, its sole member

By:	PSLT OP, L.P., a Delaware limited partnership, its sole member

By:	PSLT GP, LLC, a Delaware limited liability company, its sole general partner

By:	Ventas Provident, LLC, a Delaware limited liability company, its sole member

By:	/S/ Richard A. Schweinhart
Name:	Richard A. Schweinhart
Its:	President and Chief Financial Officer

BROOKDALE LIVING COMMUNITIES OF NEW YORK-GB, LLC, a Delaware limited liability company

By:	PSLT-BLC Properties Holdings, LLC, a Delaware limited liability company, its sole member

By:	PSLT OP, L.P., a Delaware limited partnership, its sole member

By:	PSLT GP, LLC, a Delaware limited liability company, its sole general partner

By:	Ventas Provident, LLC, a Delaware limited liability company, its sole member

By:	/S/ Richard A. Schweinhart
Name:	Richard A. Schweinhart
Its:	President and Chief Financial Officer

BROOKDALE LIVING COMMUNITIES OF WASHINGTON-PP, LLC, a Delaware limited liability company

By:	PSLT-BLC Properties Holdings, LLC, a Delaware limited liability company, its sole member

By:	PSLT OP, L.P., a Delaware limited partnership, its sole member

By:	PSLT GP, LLC, a Delaware limited liability company, its sole general partner

By:	Ventas Provident, LLC, a Delaware limited liability company, its sole member

By:	/S/ Richard A. Schweinhart
Name:	Richard A. Schweinhart
Its:	President and Chief Financial Officer

VENTAS REALTY, LIMITED PARTNERSHIP, a Delaware limited partnership

By:	Ventas, Inc., a Delaware corporation, its general partner

By:	/S/ Richard A. Schweinhart
Name:	Richard A. Schweinhart
Its:	Executive Vice President and Chief Financial Officer

JOINDER BY BROOKDALE LESSEES

Each of the Brookdale Lessees joins into this Amendment for the limited purpose of acknowledging the foregoing terms of this Amendment.

BROOKDALE LESSEES:

BLC-SPRINGS AT EAST MESA, LLC, a Delaware limited liability company

By:	/S/ Eric W. Hoaglund
Name:	Eric W. Hoaglund
Its:	Assistant Secretary

BLC-WOODSIDE TERRACE, L.P., a Delaware limited partnership

By:	BLC-Woodside Terrace, LLC, a Delaware limited liability company

By:	/S/ Eric W. Hoaglund
Name:	Eric W. Hoaglund
Its:	Assistant Secretary

BLC-ATRIUM OF SAN JOSE, L.P., a Delaware limited partnership

By:	BLC-Atrium of San Jose, LLC, a Delaware limited liability company

By:	/S/ Eric W. Hoaglund
Name:	Eric W. Hoaglund
Its:	Assistant Secretary

BLC-BROOKDALE PLACE OF SAN MARCOS, L.P., a Delaware limited partnership

By:	BLC-Brookdale Place of San Marcos, LLC, a Delaware limited liability company

By:	/S/ Eric W. Hoaglund
Name:	Eric W. Hoaglund
Its:	Assistant Secretary

BLC-GABLES AT FARMINGTON, LLC, a Delaware limited liability company

By:	/S/ Eric W. Hoaglund
Name:	Eric W. Hoaglund
Its:	Assistant Secretary

BLC-CHATFIELD, LLC, a Delaware limited liability company

By:	/S/ Eric W. Hoaglund
Name:	Eric W. Hoaglund
Its:	Assistant Secretary

BROOKDALE LIVING COMMUNITIES OF FLORIDA, INC., a Delaware corporation

By:	/S/ Eric W. Hoaglund
Name:	Eric W. Hoaglund
Its:	Assistant Secretary

BLC-THE HALLMARK, LLC, a Delaware limited liability company

By:	/S/ Eric W. Hoaglund
Name:	Eric W. Hoaglund
Its:	Assistant Secretary

BLC-KENWOOD OF LAKE VIEW, LLC, a Delaware limited liability company

By:	/S/ Eric W. Hoaglund
Name:	Eric W. Hoaglund
Its:	Assistant Secretary

BLC-THE HERITAGE OF DES PLAINES, LLC, a Delaware limited liability company

By:	/S/ Eric W. Hoaglund
Name:	Eric W. Hoaglund
Its:	Assistant Secretary

BLC-DEVONSHIRE OF HOFFMAN ESTATES, LLC, a Delaware limited liability company

By:	/S/ Eric W. Hoaglund
Name:	Eric W. Hoaglund
Its:	Assistant Secretary

BLC-DEVONSHIRE OF LISLE, LLC, a Delaware limited liability company

By:	/S/ Eric W. Hoaglund
Name:	Eric W. Hoaglund
Its:	Assistant Secretary

BLC-THE WILLOWS, LLC, a Delaware limited liability company

By:	/S/ Eric W. Hoaglund
Name:	Eric W. Hoaglund
Its:	Assistant Secretary

BLC-HAWTHORNE LAKES, LLC, a Delaware limited liability company

By:	/S/ Eric W. Hoaglund
Name:	Eric W. Hoaglund
Its:	Assistant Secretary

BLC-THE BERKSHIRE OF CASTLETON, L.P., a Delaware limited partnership

By:	BLC-The Berkshire of Castleton, LLC, a Delaware limited liability company, its general partner

By:	/S/ Eric W. Hoaglund
Name:	Eric W. Hoaglund
Its:	Assistant Secretary

BLC-RIVER BAY CLUB, LLC, a Delaware limited liability company

By:	/S/ Eric W. Hoaglund
Name:	Eric W. Hoaglund
Its:	Assistant Secretary

BLC-EDINA PARK PLAZA, LLC, a Delaware limited liability company

By:	/S/ Eric W. Hoaglund
Name:	Eric W. Hoaglund
Its:	Assistant Secretary

BLC-BRENDENWOOD, LLC, a Delaware limited liability company

By:	/S/ Eric W. Hoaglund
Name:	Eric W. Hoaglund
Its:	Assistant Secretary

BLC-PONCE DE LEON, LLC, a Delaware limited liability company

By:	/S/ Eric W. Hoaglund
Name:	Eric W. Hoaglund
Its:	Assistant Secretary

BLC-THE GABLES AT BRIGHTON, LLC, a Delaware limited liability company

By:	/S/ Eric W. Hoaglund
Name:	Eric W. Hoaglund
Its:	Assistant Secretary

BLC-PARK PLACE, LLC, a Delaware limited liability company

By:	/S/ Eric W. Hoaglund
Name:	Eric W. Hoaglund
Its:	Assistant Secretary

BROOKDALE LIVING COMMUNITIES OF ILLINOIS-DNC, LLC, a Delaware limited liability company

By:	/S/ Eric W. Hoaglund
Name:	Eric W. Hoaglund
Its:	Assistant Secretary

EXHIBIT A

Provident Lessors

Brookdale Living Communities of Arizona-EM, LLC

Brookdale Living Communities of California-RC, LLC

Brookdale Living Communities of California, LLC

BLC of California-San Marcos, L.P.

Brookdale Living Communities of Connecticut, LLC

PSLT-BLC Properties Holdings, LLC, successor to Brookdale Living Communities of Connecticut-WH, LLC

Brookdale Living Communities of Florida-CL, LLC

Brookdale Living Communities of Illinois-2960, LLC

Brookdale Living Communities of Illinois-HV, LLC

River Oaks Partners

PSLT-BLC Properties Holdings, LLC, successor to Brookdale Living Communities of Illinois-Hoffman Estates, LLC

The Ponds of Pembroke Limited Partnership

PSLT-BLC Properties Holdings, LLC, successor to Brookdale Living Communities of Illinois-HLAL, LLC

Brookdale Living Communities of Illinois-II, LLC

PSLT-BLC Properties Holdings, LLC, successor to BLC of Indiana-OL, L.P.

Brookdale Living Communities of Massachusetts-RB, LLC

Brookdale Living Communities of Minnesota, LLC

Brookdale Living Communities of New Jersey, LLC

PSLT-BLC Properties Holdings, LLC, successor to Brookdale Living Communities of New Mexico-SF, LLC

Brookdale Living Communities of New York-GB, LLC

Brookdale Living Communities of Washington-PP, LLC

Ventas Realty, Limited Partnership

Exhibit B

Brookdale Lessees

BLC-Springs at East Mesa, LLC

BLC-Woodside Terrace, L.P.

BLC-Atrium of San Jose, L.P.

BLC-Brookdale Place of San Marcos, L.P.

BLC-Gables at Farmington, LLC

BLC-Chatfield, LLC

Brookdale Living Communities of Florida, Inc.

BLC-The Hallmark, LLC

BLC-Kenwood of Lake View, LLC

BLC-The Heritage of Des Plaines, LLC

BLC-Devonshire of Hoffman Estates, LLC

BLC-Devonshire of Lisle, LLC

BLC-The Willows, LLC

BLC-Hawthorne Lakes, LLC

BLC-The Berkshire of Castleton, L.P.

BLC-River Bay Club, LLC

BLC-Edina Park Plaza, LLC

BLC-Brendenwood, LLC

BLC-Ponce de Leon, LLC

BLC-The Gables at Brighton, LLC

BLC-Park Place, LLC

Brookdale Living Communities of Illinois-DNC, LLC